Q4 & 2021 Earnings Presentation April 14, 2022 Exhibit 99.2

Disclaimer FORWARD-LOOKING STATEMENTS This Presentation may contain "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995, including statements relating to BurgerFi International, Inc.’s (“BurgerFi” or the “Company”) estimates of its future business outlook, store opening plans, same store sales and restaurant operating margin growth plans, prospects or financial results. Forward- looking statements generally can be identified by words such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "predicts," "projects," "will be," "will continue," "will likely result," and similar expressions. These forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results to differ materially from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in our Annual Report on Form 10-K for the year ended December 31, 2021 and those discussed in other documents we file with the Securities and Exchange Commission. All subsequent written and oral forward-looking statements attributable to BurgerFi or persons acting on BurgerFi’s behalf are expressly qualified in their entirety by the cautionary statements included in this presentation. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. NON-GAAP FINANCIAL MEASURES For discussion and reconciliation of non-GAAP financial measures, see page 15-17 of this presentation. 2 2

3 Award-winning, fast casual “better burger” concept, delivering a delicious, all-natural burger experience ordered through our digital platforms or in our cool, modern, eco-friendly restaurants served by our passionate team members. 3 3

Anthony’s Coal Fired Pizza & Wings prides itself on serving fresh, never frozen, high-quality ingredients. Anthony's menu offers “well-done” pizza, coal fired chicken wings, homemade meatballs, and a variety of handcrafted sandwiches and salads. 4

Fourth Quarter & Full Year 2021 Financial Results & Recent Highlights 5

Q4 2021 Financial Summary1 Total revenue increased 261% to $35.1 million vs. $9.7 million in Q4’20 BurgerFi systemwide sales2 increased 23% to $40.7 million vs. $33.2 million in Q4’20 BurgerFi systemwide same store sales2 increased 7% Net loss attributable to common shareholders was $117.3 million vs. a net gain attributable to controlling interests of $6.0 million in Q4’20 Adjusted EBITDA2,3 increased 231% to $2.6 million vs. $0.8 million in Q4’20 $14.9 million in cash at December 31, 2021 6 1) Includes full quarter of BurgerFi and 2 months of Anthony’s in combined financials 2) See slide 15 for definition of key metrics and non-GAAP financial measures. 3) See slides 16-17 for reconciliation of non-GAAP financial measures. 6

Q4 2021 Key Metrics1 7 BurgerFi Brand (in thousands, except for percentage data) Three Months Ended December 31, 2021 Systemwide Restaurant Sales $40,701 Systemwide Restaurant Sales Growth 23% Systemwide Restaurant Same Store Sales Growth 7% Corporate-Owned Restaurant Sales $8,736 Corporate-Owned Restaurant Sales Growth 33% Corporate-Owned Restaurant Same Store Sales Growth 5% Franchise Restaurant Sales $31,737 Franchise Restaurant Sales Growth 22% Franchise Restaurant Same Store Sales Growth 7% Digital Channel Orders Growth (4)% Digital Channel Orders 550 Digital Channel Orders % of Systemwide Sales 36% 1) See slide 15 for definition of key metrics and non-GAAP financial measures. 7

81) Includes full quarter of BurgerFi and 2 months of Anthony’s in combined financials. Q4 2021 Consolidated Restaurant Operating Performance1 8 S/P Combined (non-GAAP) Consolidated Three Months Ended December 31, 2021 1 Three Months Ended December 31, 2020 (in thousands) In dollars As a percentage of restaurant sales In dollars As a percentage of restaurant sales Restaurant Sales $ 31,748 100% $ 6,784 100% Restaurant level operating expenses: Food, beverage and paper costs 9,367 29.5% 2,064 30.4% Labor and related expenses 9,149 28.8% 1,657 24.4% Other operating expenses 6,338 20.0% 1,314 19.4% Occupancy and related expenses 2,660 8.4% 613 9.0% Total $ 27,514 86.7% $ 5,648 83.3%

Q4 2021 Restaurant Operating Performance Cont.1 91) Includes full quarter of BurgerFi and 2 months of Anthony’s brand specific financials 9 S/P Combined (non-GAAP) BurgerFi Brand Three Months Ended December 31, 2021 Three Months Ended December 31, 2020 (in thousands) In dollars As a percentage of restaurant sales In dollars As a percentage of restaurant sales Restaurant Sales $ 9,329 100% $ 6,784 100% Restaurant level operating expenses: Food, beverage and paper costs 2,948 31.6% 2,064 30.4% Labor and related expenses 2,470 26.5% 1,657 24.4% Other operating expenses 2,017 21.6% 1,314 19.4% Occupancy and related expenses 729 7.8% 613 9.0% Total $ 8,164 87.5% $ 5,648 83.3% Anthony’s Brand Two Months Ended December 31, 2021 (in thousands) In dollars As a percentage of restaurant sales Restaurant Sales $ 22,419 100% Restaurant level operating expenses: Food, beverage and paper costs 6,419 28.6% Labor and related expenses 6,679 29.8% Other operating expenses 4,321 19.3% Occupancy and related expenses 1,931 8.6% Total $ 19,350 86.3%

Full Year 2021 Financial Summary1 Total revenue increased 103% to $68.9 million vs. $34.0 million in 2020 BurgerFi systemwide sales2 increased 31% to $166.1 million vs. $126.9 million in 2020 New unit growth of 13% BurgerFi systemwide same store sales2 increased 14% Net loss attributable to common shareholders was $121.5 million vs. a net gain attributable to controlling interests of $6.0 million in 2020 Adjusted EBITDA2,3 was $3.8 million vs. $2.2 million in 2020 10 1) Includes full year of BurgerFi and 2 months of Anthony’s in combined financials 2) See slide 15 for definition of key metrics and non-GAAP financial measures 3) See slide 16-17 for reconciliation of non-GAAP financial measures 10

Full Year 2021 Key Metrics1 11 BurgerFi Brand (in thousands, except percentages) Twelve Months Ended December 31, 2021 Systemwide Restaurant Sales $166,121 Systemwide Restaurant Sales Growth 31% Systemwide Restaurant Same Store Sales Growth 14% Corporate-Owned Restaurant Sales $33,435 Corporate-Owned Restaurant Sales Growth 39% Corporate-Owned Restaurant Same Store Sales Growth 14% Franchise Restaurant Sales $127,165 Franchise Restaurant Sales Growth 30% Franchise Restaurant Same Store Sales Growth 15% Digital Channel Orders Growth 18% Digital Channel Orders 2,482 Digital Channel Orders % of Systemwide Sales 39% 1) See slide 15 for definition of key metrics and non-GAAP financial measures 11

Full Year 2021 Consolidated Restaurant Operating Performance1 12 1) Includes full year of BurgerFi and two months of Anthony’s in combined financials 12 S/P Combined (non-GAAP) Consolidated Twelve Months Ended December 31, 2021 Twelve Months Ended December 31, 2020 (in thousands) In dollars As a percentage of restaurant sales In dollars As a percentage of restaurant sales Restaurant Sales $ 57,790 100% $ 25,016 100% Restaurant level operating expenses: Food, beverage and paper costs 17,153 29.7% 7,618 30.5% Labor and related expenses 16,272 28.2% 6,491 25.9% Other operating expenses 12,039 20.8% 5,253 21.0% Occupancy and related expenses 4,940 8.5% 2,721 10.9% Total $ 50,404 87.2% $ 22,083 88.3%

Full Year 2021 Restaurant Operating Performance Cont.1 13 1) Includes full year of BurgerFi and 2 months of Anthony’s brand financials 13 S/P Combined (non-GAAP) BurgerFi Brand Twelve Months Ended December 31, 2021 Twelve Months Ended December 31, 2020 (in thousands) In dollars As a percentage of restaurant sales In dollars As a percentage of restaurant sales Restaurant Sales $ 35,371 100% $ 25,016 100% Restaurant level operating expenses: Food, beverage and paper costs 10,734 30.3% 7,618 30.5% Labor and related expenses 9,593 27.1% 6,491 25.9% Other operating expenses 7,718 21.8% 5,253 21.0% Occupancy and related expenses 3,009 8.5% 2,721 10.9% Total $ 31,054 87.8% $ 22,083 88.3% Anthony’s Brand Two Months Ended December 31, 2021 (in thousands) In dollars As a percentage of restaurant sales Restaurant Sales $ 22,419 100% Restaurant level operating expenses: Food, beverage and paper costs 6,419 28.6% Labor and related expenses 6,679 29.8% Other operating expenses 4,321 19.3% Occupancy and related expenses 1,931 8.6% Total $ 19,350 86.3%

2022 Outlook 14 BurgerFi remains optimistic about its short-term and long-term prospects and is reiterating the following modeling assumptions for 20221: Annual revenues of $180-$190 million Mid-single digit same-store sales2 growth 15-20 new restaurant openings, most of which will be franchised locations Adjusted EBITDA2,3 of $12-$14 million Capital expenditures expected to be approximately $4 million 1) These projections do not consider the potential impact from a COVID-19 resurgence 2) See slide 15 for definition of key metrics and non-GAAP financial measures 3) See slide 16-17 for reconciliation of non-GAAP financial measures 14

Adjusted EBITDA Reconciliation & Key Metrics Definitions Adjusted EBITDA Reconciliation • To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the measure Adjusted EBITDA. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. • We use this non-GAAP financial measure for financial and operational decision-making and as a means to evaluate period-to-period comparisons. We believe that this non-GAAP financial measure provides meaningful supplemental information regarding our performance and liquidity by excluding certain items that may not be indicative of our recurring core business operating results. We believe that both management and investors benefit from referring to this non-GAAP financial measure in assessing our performance and when planning, forecasting, and analyzing future periods. This non-GAAP financial measure also facilitates management’s internal comparisons to our historical performance and liquidity as well as comparisons to our competitors’ operating results. We believe this non-GAAP financial measure is useful to investors both because (1) it allows for greater transparency with respect to key metrics used by management in its financial and operational decision-making and (2) it is used by our institutional investors and the analyst community to help them analyze the health of our business. • There are a number of limitations related to the use of non-GAAP financial measures. We compensate for these limitations by providing specific information regarding the GAAP amounts excluded from this non-GAAP financial measure and evaluating this non-GAAP financial measure together with its relevant financial measures in accordance with GAAP. • For more information on this non-GAAP financial measures, please see the tables captioned Reconciliation of Net Loss to Adjusted EBITDA included on slides 16-17. Key Metrics Definitions • “Systemwide Restaurant Sales” is presented as informational data in order to understand the aggregation of franchised stores sales, ghost kitchen and corporate-owned stores sales performance. Systemwide restaurant sales growth refers to the percentage change in sales at all franchised restaurants, ghost kitchens and corporate-owned restaurants in one period from the same period in the prior year. Systemwide restaurant same store sales growth refers to the percentage change in sales at all franchised restaurants, ghost kitchens, and corporate-owned restaurants once the restaurant has been in operation after 14 months. See definition below for same store sales. • “Corporate-Owned Restaurant Sales” represent the sales generated only by corporate-owned restaurants that are open for the full year. Corporate-owned restaurant sales growth refers to the percentage change in sales at all corporate-owned restaurants in one period from the same period in the prior year. Corporate-owned restaurant same store sales growth refers to the percentage change in sales at all corporate-owned restaurants once the restaurant has been in operation after 14 months. These measures highlight the performance of existing corporate-owned restaurants. • “Franchise Restaurant Sales” represent the sales generated only by franchisee-owned restaurants that are open for the full year. Franchise restaurant sales growth refers to the percentage change in sales at all franchised restaurants in one period from the same period in the prior year. Franchise restaurant same store sales growth refers to the percentage change in sales at all franchised restaurants once the restaurant has been in operation after 14 months. These measures highlight the performance of existing franchised restaurants. • “Same Store Sales” is used to evaluate the performance of our store base, which excludes the impact of new stores and closed stores, in both periods under comparison. We include a restaurant in the calculation of same store sales once it has been in operation after 14 months. A restaurant which is temporarily closed (including as a result of the COVID-19 pandemic), is included in the same store sales computation. A restaurant which is closed permanently, such as upon termination of the lease, or other permanent closure, is immediately removed from the same store sales computation. Our calculation of same store sales may not be comparable to others in the industry. • “Digital Channel Orders” is used to measure performance of our investments made in our digital platform and partnerships with third party delivery partners. We believe our digital platform capabilities are a vital element to continuing to serve our customers and will continue to be a differentiator for BurgerFi as compared to some of our competitors. Digital channel orders growth refers to the percentage change in sales through our digital platforms in one period from the same period in the prior year for all franchised and corporate-owned restaurants. Digital channel orders and digital channel orders as percentages of systemwide sales are indicative of the number of orders placed through our digital platforms and the percentage of those digital orders when compared to total number of orders at all our franchised and corporate-owned restaurants. • “Adjusted EBITDA,” a non-GAAP measure, is defined as net (loss) income before the change in value of warrant liability, interest expense (which includes the change in value of preferred stock), income tax (benefit) expense, depreciation and amortization, share-based compensation expense, pre-opening costs, store closure costs, gain on extinguishment of debt, legal settlements, merger, acquisition, and integration costs, and impairment charges. 15 15

Adjusted EBITDA Reconciliation for Q4 and Full Year 2021 16 The following table sets forth a reconciliation of net (loss) income to Adjusted EBITDA: BurgerFi International Inc., and Subsidiaries Reconciliation of Net (Loss) Income to Adjusted EBITDA (Non-GAAP) (Unaudited) 16 Predecessor Predecessor (in thousands) Three Months Ended December 31, 20211 Three Months Ended December 31, 2020 Twelve Months Ended December 31, 2021 Twelve Months Ended December 31, 2020 Net (Loss) Income Attributable to Common Shareholders (successor) and Controlling Interests (predecessor) $ (117,257) $ 5,974 $ (121,494) $ 5,963 Gain on change in value of warrant liability (3,406) (5,597) (13,811) (5,597) Interest expense 1,360 33 1,406 131 Income tax expense (benefit) (419) (366) 312 (366) Depreciation and amortization expense 3,587 598 10,060 1,410 Share-based compensation expense 788 818 7,573 818 Pre-opening costs 662 91 1,905 214 Store closure (income) costs 183 (2) 324 (2) Gain on extinguishment of debt - (791) (2,237) (791) Legal settlements 212 - 689 - Merger, acquisition, and integration costs 2,106 31 4,275 428 Non-cash impairment charge 114,797 - 114,797 - Adjusted EBITDA $ 2,613 $ 789 $ 3,799 $ 2,208 1) Includes full quarter of BurgerFi and 2 months of Anthony’s in combined financials

Adjusted EBITDA Reconciliation for Q4 and Full Year 2021 17 The following table sets forth a reconciliation of net (loss) income to Adjusted EBITDA: BurgerFi Brand Only Reconciliation of Net (Loss) Income to Adjusted EBITDA (Non-GAAP) (Unaudited) 17 S/P Combined (non-GAAP) S/P Combined (non-GAAP) (in thousands) Three Months Ended December 31, 2021 Three Months Ended December 31, 2020 Twelve Months Ended December 31, 2021 Twelve Months Ended December 31, 2020 Net (Loss) Income Attributable to Common Shareholders (successor) and Controlling Interests (predecessor) $ (117,115) $ 5,974 $ (121,352) $ 5,963 Gain on change in value of warrant liability (3,406) (5,597) (13,811) (5,597) Interest expense 627 33 673 131 Income tax expense (benefit) (258) (366) 473 (366) Depreciation and amortization expense 2,221 598 8,694 1,410 Share-based compensation expense 788 818 7,573 818 Pre-opening costs 662 91 1,905 214 Store closure (income) costs 138 (2) 279 (2) Gain on extinguishment of debt - (791) (2,237) (791) Legal settlements 212 - 689 - Merger, acquisition, and integration costs 1,950 31 4,119 428 Non-cash impairment charge 114,797 - 114,797 - Adjusted EBITDA $ 616 $ 789 $ 1,802 $ 2,208 (in thousands) Two Months Ended December 31, 2021 Net (Loss) Income Attributable to Common Shareholders (successor) and Controlling Interests (predecessor) $ (142) Interest expense 733 Income tax (benefit) expense (161) Depreciation and amortization expense 1,366 Store closure (income) costs 45 Merger, acquisition, and integration costs 156 Adjusted EBITDA $ 1,997 Anthony’s Brand Only Reconciliation of Net (Loss) Income to Adjusted EBITDA (Non-GAAP) (Unaudited)

Contact Us Investor Relations Contact Lynne Collier 646-430-2216 IR-BFI@icrinc.com